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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 16, 2005

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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            Delaware                       0-22228              11-3170868
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
    Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.05.      AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS.

        On February 16, 2005, the Board of Directors of Astoria Financial Corporation (the "Corporation") approved amendments to the Corporation's Code of Business Conduct and Ethics (the "Code"). None of the amendments to the Code were substantive in nature. All amendments were made to correct formatting or typographical errors. A copy of the Code, as amended, is posted on the Corporation's Investor Relations website at http://ir.astoriafederal.com under the heading "Corporate Governance". For more detailed information concerning the Code, as amended, reference is made to the Astoria Financial Corporation Code of Business Conduct and Ethics filed as Exhibit 14.1 herein.

ITEM 8.01.      OTHER EVENTS.

        It is anticipated that Donald D. Wenk, a director of the Corporation and Astoria Federal Savings and Loan Association, hereafter "Astoria Federal", will reach the mandatory retirement age of seventy-five (75) in June 2005. Accordingly, pursuant to the Bylaws of both the Corporation and Astoria Federal, Mr. Wenk is expected to retire from the Board of Directors of the Corporation and of Astoria Federal effective upon the close of the regular Boards of Directors meetings of the Corporation and Astoria Federal, respectively, scheduled to be held in May 2005, following the Corporation's annual meeting of shareholders on May 18, 2005.

        At its meeting held on February 16, 2005, the Board of Directors of the Corporation adopted a resolution, effective upon the retirement of Mr. Wenk from the Board of Directors of the Corporation, reducing the size of the Board of Directors of the Corporation from twelve to eleven directors, thereby eliminating the Board of Directors seat which will have been vacated at that time by Mr. Wenk.

        At its meeting, also held on February 16, 2005, the Board of Directors of Astoria Federal adopted an amendment to the Bylaws of Astoria Federal, effective upon the retirement of Mr. Wenk from the Board of Directors of Astoria Federal, reducing the size of the Board of Directors of Astoria Federal from twelve to eleven directors, thereby eliminating the Board of Directors seat which will have been vacated at that time by Mr. Wenk. This Bylaw amendment, although effective as noted herein, is subject to notice to and non-objection by the Office of Thrift Supervision.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following Exhibit is filed as part of this report:

        Exhibit 14.1 Astoria Financial Corporation Code of Business Conduct and Ethics, as amended on February 16, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASTORIA FINANCIAL CORPORATION

                                      By:  /S/ Alan P. Eggleston
                                           -----------------------------------
                                           Alan P. Eggleston
                                           Executive Vice President, Secretary
                                           and General Counsel

Dated:  February 17, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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   14.1     Astoria Financial Corporation Code of Business Conduct and Ethics,
            as amended on February 16, 2005.

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